                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share, of Netflix, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 23th day of May, 2002.

                                    TCV IV, L.P.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory



                                    TCV IV STRATEGIC PARTNERS, L.P.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory



                                    TECHNOLOGY CROSSOVER MANAGEMENT IV, L.L.C.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory

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                                    TCV II, V.O.F.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory



                                    TECHNOLOGY CROSSOVER VENTURES II, L.P.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory



                                    TCV II (Q), L.P.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory



                                    TCV II STRATEGIC PARTNERS, L.P.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory


                                    TECHNOLOGY CROSSOVER VENTURES II, C.V.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory


                                    TECHNOLOGY CROSSOVER MANAGEMENT II, L.L.C.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory

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                                    TCV FRANCHISE FUND, L.P.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory



                                    TCVF MANAGEMENT, L.L.C.



                                    By: /s/ Carla S. Newell
                                       -----------------------------------------
                                    Name: Carla S. Newell
                                    Its:  Authorized Signatory



                                    JAY C. HOAG



                                    /s/ Carla S. Newell
                                    --------------------------------------------
                                    By:  Carla S. Newell, Authorized Signatory



                                    RICHARD H. KIMBALL



                                    /s/ Carla S. Newell
                                    --------------------------------------------
                                    By:  Carla S. Newell, Authorized Signatory